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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                                DECEMBER 22, 2004

              (Date of Earliest Event Reported: December 21, 2004)

                                 [ELPASO LOGO]

                           EL PASO NATURAL GAS COMPANY

             (Exact name of Registrant as specified in its charter)


     Delaware                      1-2700                    74-0608280
  (State or other          (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                         Identification No.)
 incorporation or
   organization)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002

               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.


     On December 21, 2004, El Paso Natural Gas Company (EPNG) entered into a Precedent Agreement with its largest customer, Southern California Gas Company (SoCalGas). Under the terms of the Precedent Agreement, SoCalGas has agreed to re-contract, effective September 1, 2006, for an annual average of approximately 750 MMcf/d of capacity on EPNG's pipeline system to serve SoCalGas' "core" (residential and small commercial) customers -- which is nearly all the core capacity SoCalGas currently holds on EPNG. Following the satisfaction of specified conditions, the Precedent Agreement provides for the parties to execute new service agreements having a primary term of three to five years at rates that are, on average, less than EPNG's current maximum rates. Such conditions include SoCalGas' receipt of approval from the California Public Utilities Commission (CPUC) and the successful awarding of the capacity to SoCalGas following the post and bid process required by EPNG's tariff.

     As reported in EPNG's Annual Report on Form 10-K for the year ending December 31, 2003, the main contract between EPNG and SoCalGas, for approximately 1.2 Bcf/d of capacity on EPNG's system, expires in 2006. The remaining capacity from the expiring contracts historically has been used by SoCalGas to serve "non-core" (large commercial, industrial) customers. The CPUC is considering whether the California utilities should be required in the future to hold capacity to serve their non-core customers. EPNG is continuing its efforts to re-contract this capacity directly with such non-core customers, or with other parties, depending on the CPUC's decision. Whether that capacity will be re-contracted by EPNG is unknown at this time.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              EL PASO NATURAL GAS COMPANY



DATED: DECEMBER 22, 2004      BY:              /S/ GREG G. GRUBER
                                ------------------------------------------------
                                                 GREG G. GRUBER
                                      SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                         OFFICER, TREASURER AND DIRECTOR
                                  (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)